ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

SEMI-ANNUAL REPORT
SEPTEMBER 30, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

November 10, 1999

Dear Shareholder:

We are pleased to report to you on the performance, investment strategy and outlook for the Alliance World Dollar Government Fund II (the "Fund"), for the six-month period ended September 30, 1999. The Fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, the Fund invests primarily in high-yielding, high-risk sovereign debt and U.S. corporate fixed-income obligations that weexpect to benefit from improving economic and credit fundamentals.

INVESTMENT RESULTS
The following table shows how the Fund performed over the six- and twelve-month periods ended September 30, 1999. For comparison we have included the performance for your Fund's benchmark index, JP Morgan Emerging Markets Bond Index ("JPMEMBI"), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

Over the six-month period ended September 30, 1999, your Fund strongly outperformed its benchmark primarily as a result of our investment strategy. Decreasing our holdings in the U.S. bond market as well as eliminating our holdings in Ecuador were key investment decisions. Ecuador was the worst-performing country in the emerging markets and the U.S. bond market lagged due to the rising interest-rate environment. Our overweighting of Russia and the Latin American region significantly boosted your Fund's performance. During the six months ended September 30, 1999, the Russian bond market wasthe top-performing market within the JP Morgan Emerging Markets Bond Index, posting an 81% gain for the six months ended September 30, 1999, and the bond markets of Latin America benefited from rising oil prices. We are also pleased to report that the Fund continued to outperform the index on a twelve-month basis.


INVESTMENT RESULTS*
Periods Ended September 30, 1999
                                                       TOTAL RETURNS
                                                  6 MONTHS       12 MONTHS
                                                  --------       ---------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II            9.51%            27.90%

JP MORGAN EMERGING MARKETS BOND INDEX               2.88%            18.27%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF SEPTEMBER 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE JP MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF
DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE
INDEX IS MADE UP OF BRADY BONDS. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


INVESTMENT STRATEGY
Over the six-month period, the Fund's holdings of U.S. Treasuries were decreased as the risk of tighter monetary policy by the U.S. Federal Reserve dampened valuations. We maintained our allocation in Latin America, however, we refined the focus of our holdings. We eliminated the Fund's exposure to Ecuador as the prospects of a delay on their Brady bond debt payments increased. Alternatively, we added to our oil-sensitive Venezuelan holdings as the prospects for oil prices significantly improved. We maintained our investments in Argentina and Brazil as reforms progressed and economic fundamentals continued to improve. We continued to favor Mexico in the Fund on expectations that investment-grade status will be achieved within the next twelve months. Additionally, we added to our Russian holdings as debt valuations continued to rebound from last years sell off.

MARKET OVERVIEW
During the six-month period ended September 30, 1999, global economic growth improved and continued to broaden as Europe, Japan and Asia showed further signs of strengthening. U.S. economic growth downshifted but remained strong while inflation and unemployment stayed low. With economic activity remaining strong and


1


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

global liquidity concerns abating, the Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate 25 basis points in June followed by another 25 basis points in August. (A third increase in interest rates was announced on November 15, 1999.) The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a modest negative return of 0.21% for the six-month period.

Emerging market debt performed relatively well over the period as global economic growth improved and commodity prices firmed. The emerging market debt sector, as represented by the JPM EMBI, gained 2.88%, outperforming all other bond market sectors during the six-month period ended September 30, 1999. Most individual country returns within the JPM EMBI were positive during the period with Russia posting the largest gains (+81%) and Venezuela (+13%) and Bulgaria (+10%) also outperforming. Rising oil prices helped the performance of Russian and Venezuelan debt as both countries are heavily dependent on oil exports. Russian bond prices were also boosted by indications that the government will restructure its Soviet Union-era debt. Ecuador's debt posted the worst performance, declining by 26% after the government delayed interest payments on its debt.

The high-yield sector, as represented by the CS First Boston High Yield Index, declined by 0.47% during the six months ended September 30, 1999. Rising interest rates, large corporate debt issuance and Y2K uncertainty hurt the performance of all non-Treasury securities. The high-yield sector's performance was also dampened by these factors as well as rising default rates and mutual fund outflows. Within the high-yield sector, lower-quality, B-rated securities underperformed higher-quality, BB-rated securities.

OUTLOOK
The global economy continues to gather momentum. We expect the U.S. economy to remain strong through year-end and into the millenium. Growth estimates for 1999 and 2000 are close to 3.5%. Positive inflation fundamentals however, should keep long-term interest rates trading in a range of 6.0%-6.5%. While we believe there are structural forces in the marketplace rendering credit markets less liquid, the passing of Y2K should alleviate some liquidity pressures, causing non-Treasury spreads to narrow somewhat from current levels.

Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles. Country selection within the sector remains critical, however. In Latin America, Brazil continues to exceed expectations for fiscal reform, while Mexico could move to investment grade status in the year 2000. In Asia, the macroeconomic picture continues to surprise on the upside but progress on corporate restructuring remains slow.

We continue to view the high-yield sector favorably. Currently, the average high-yield index is yielding about 6.0% over Treasuries, which offers significant value. The combination of increased inflows, passing of Y2K, strong growth and low inflation suggest high-yield spreads should contract, resulting in rising bond prices.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________
                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-87.0%
OTHER SOVEREIGN DEBT OBLIGATIONS-70.9%
ARGENTINA-16.2%
Republic of Argentina
  11.375%, 1/30/17                              $10,000    $   9,463,000
  11.75%, 4/07/09                                22,000       21,395,000
  12.125%, 2/25/19                               52,100       52,386,550
  Warrants expiring 2/25/00 (a)                      40          574,200
Republic of Argentina Series XW
  11.00%, 12/04/05                               27,500       26,310,625
                                                           -------------
                                                             110,129,375

BRAZIL-1.1%
Republic of Brazil
  10.125%, 5/15/27                               10,000        7,563,000

COLOMBIA-4.9%
Republic of Colombia
  8.625%, 4/01/08                                 4,715        3,795,575
  9.75%, 4/23/09                                 34,650       29,712,375
                                                           -------------
                                                              33,507,950

MEXICO-13.2%
United Mexican States Global Bond
  10.375%, 2/17/09 (b)                           88,000       89,298,000

PANAMA-4.2%
Republic of Panama
  9.375%, 4/01/29                                30,000       28,239,000

PHILIPPINES-3.8%
Republic of Philippines
  9.875%, 1/15/19                                27,000       25,582,500

RUSSIA-15.2%
Russian Federation
  8.75%, 7/24/05 (c)                              5,000        2,062,500
  11.00%, 7/24/18 (c)                             5,000        2,087,500
  12.75%, 6/24/28 (c)                            80,000       37,600,000
  12.75%, 6/24/28 (c)                            76,700       36,049,000
Russian Principal Loans FRN
  6.0625%, 12/15/20 (d)                         284,800       25,632,000
                                                           -------------
                                                             103,431,000

TURKEY-3.1%
Republic of Turkey
  12.375%, 6/15/09                               21,000       20,842,500

VENEZUELA-9.2%
Republic of Venezuela
  9.25%, 9/15/27                                 94,217       62,183,220

Total Other Sovereign Debt Obligations
  (cost $642,447,688)                                        480,776,545

NON-COLLATERALIZED BRADY BONDS-9.0%
BRAZIL-4.1%
Republic of Brazil C - Bonds
  8.00%, 4/15/14 (e)                             43,747       27,836,374

PERU-4.9%
Republic of Peru FLIRB
  3.75%, 3/07/17 (c) (f)                         61,250       33,001,500

Total Non-Collateralized Brady Bonds
  (cost $64,780,582)                                          60,837,874

COLLATERALIZED BRADY BONDS (g)-5.1%
BULGARIA-5.0%
Republic of Bulgaria Discount Bonds FRN
  6.50%, 7/28/24                                 50,000       34,375,000

NIGERIA-0.1%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20 (h)                               500          295,000

Total Collateralized Brady Bonds
  (cost $38,933,547)                                          34,670,000


3


PORTFOLIO OF INVESTMENTS (CONTINUED)

                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________
                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
LOAN PARTICIPATIONS & ASSIGNMENTS-2.0%
ALGERIA-2.0%
Algeria Refinancing Trust
  FRN Loan Assignment
  Tranche 1
  6.00%, 3/04/00                                $17,273      $13,040,909
  Tranche A
  6.75%, 3/04/00                                    795          779,545

Total Loan Participations & Assignments
  (cost $17,522,929)                                          13,820,454

Total Sovereign Debt Obligations
  (cost $763,684,746)                                        590,104,873

CORPORATE DEBT OBLIGATIONS-8.1%
Grupo Mexicano de Desarrollo, SA
  8.25%, 2/17/01(d)                              17,000        3,060,000
Guangdong Enterprises Holdings
  8.75%, 12/15/03 (c)                            15,000        3,525,000
  8.875%, 5/22/07 (c)                            25,850        5,945,500
MC-Cuernavaca Trust
  9.25%, 7/25/01                                  4,404        3,413,123
Mexico City Toluca Toll Road
  11.00%, 5/19/02                                22,724       15,452,126
Tenaga Nasional Berhad
  7.625%, 4/29/07 (c)                             5,000        4,531,525
Trikem, SA
  10.625%, 7/24/07 (c)                           35,000       19,425,000

Total Corporate Debt Obligations
  (cost $96,792,680)                                          55,352,274

COMMON STOCK-0.1%
Pegasus Media & Communications, Inc. (a)
  (cost $35,817)                                 11,282          509,100

TIME DEPOSIT-8.7%
Bank of New York
  4.75%, 10/01/99
  (cost $58,853,000)                             58,853       58,853,000

TOTAL INVESTMENTS-103.9%
  (cost $919,366,243)                                        704,819,247

Other assets less liabilities-(3.9%)                         (26,666,442)

NET ASSETS-100%                                             $678,152,805


(a)  Non-income producing security.

(b)  Security trades with warrants expiring February 17, 2009.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, these securities amounted to $144,227,525 or 21.3% of net assets.

(d)  Security is in default and is non-income producing.

(e)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 1999.

(g) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(h)  Security trades with oil warrants expiring November 15, 2020.

     Glossary of Terms:
     FLIRB - Front Loaded Interest Reduction Bond.
     FRN - Floating Rate Note.

     See notes to financial statements.


4

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $919,366,243)      $  704,819,247
  Cash                                                                851,397
  Receivable for investment securities sold                       164,643,204
  Interest receivable                                              21,439,337
  Unrealized appreciation on swap contract                            247,000
  Other assets                                                         34,628
  Total assets                                                    892,034,813

LIABILITIES
  Payable for investment securities purchased                     204,955,172
  Dividend payable                                                  7,979,663
  Advisory fee payable                                                631,674
  Administration fee payable                                           94,751
  Accrued expenses                                                    220,748
  Total liabilities                                               213,882,008

NET ASSETS                                                     $  678,152,805

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $      778,504
  Additional paid-in capital                                    1,051,881,391
  Distributions in excess of net investment income                (11,600,979)
  Accumulated net realized loss on investment
    transactions and swap contracts                              (148,606,115)
  Net unrealized depreciation on investment
    transactions and swap contracts                              (214,299,996)
                                                               $  678,152,805
NET ASSET VALUE PER SHARE (based on 77,850,368
    shares outstanding)                                                 $8.71


See notes to financial statements.


5


STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $49,432,385

EXPENSES
  Advisory fee                                $3,410,270
  Administrative fee                             511,541
  Custodian                                      125,952
  Audit and legal                                 96,221
  Printing                                        93,153
  Transfer agency                                 55,203
  Registration                                    34,323
  Directors' fees                                 16,317
  Miscellaneous                                    7,848
  Total expenses                                                     4,350,828
  Net investment income                                             45,081,557

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND SWAP CONTRACTS
  Net realized loss on investment
    transactions                                                   (19,868,844)
  Net realized gain on swap contracts                                3,748,366
  Net change in unrealized depreciation
    of investment transactions and swap
    contracts                                                       33,345,675
  Net gain on investment transactions                               17,225,197

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                                         $62,306,754


See notes to financial statements.


6


STATEMENTS OF CHANGES
IN NET ASSETS                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                           Six Months Ended        Year Ended
                                          September 30, 1999        March 31,
                                              (unaudited)             1999
                                          ------------------   ----------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                    $ 45,081,557         $   89,841,564
  Net realized loss on investment
    transactions and swap contracts         (16,120,478)          (128,009,950)
  Net change in unrealized depreciation
    of investment transactions and
    swap contracts                           33,345,675           (248,662,309)
  Net increase (decrease) in net assets
    from operations                          62,306,754           (286,830,695)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Dividends from net investment income      (48,679,778)          (108,151,832)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting
    in issuance of common stock              12,559,184             17,157,886
  Total increase (decrease)                  26,186,160           (377,824,641)

NET ASSETS
  Beginning of year                         651,966,645          1,029,791,286
  End of period                            $678,152,805         $  651,966,645


See notes to financial statements.


7


NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (UNAUDITED)         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended September 30, 1999, there was no reimbursement paid to AFS.


8


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $685,805,368 and$675,793,601, respectively, for the six months ended September 30, 1999. There were sales of $72,015,000 and no purchases of U.S. government and government agency obligations for the six months ended September 30, 1999.

At September 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly,gross unrealized appreciation of investments was$6,688,910 and gross unrealized depreciation of investments was $221,235,905, resulting in net unrealized depreciation of $214,546,995 (excluding swap contracts).

At March 31, 1999, the Fund had a capital loss carryforward of $103,516,115 which expires in the year 2007.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $20,590,379 during fiscal year 1999. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

SWAP AGREEMENTS
The Fund enters into swaps on sovereign debt obligationsto protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specifiedintervals based upon or calculated by reference tochanges in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to aswap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At September 30, 1999 the Fund had a total return swap agreement outstanding based on a notional amount of $65,000,000 Republic of Brazil Global Bonds obligating the Fund to pay Morgan Guaranty Trust Company ("Morgan Guaranty"), the swap counterparty, interest based on the London Interbank Offered Rate ("LIBOR") less a spread on the principal amount of $51,380,469 and obligating the swap counterparty to pay the Fund any appreciation in the value of the underlying bond plus accrued interest. At September 30, 1999 unrealized appreciation on this total return swap amounted to $247,000.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 77,850,368 shares outstanding at September 30, 1999, the Adviser owned 7,200 shares. During the six months ended September 30, 1999, the Fund issued 1,365,986 shares in connection with the Fund's dividend reinvestment plan. During the year ended March 31, 1999 the Fund issued 1,993,779 in connection with the Fund's dividend reinvestment plan.


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


NOTE F: YEAR 2000
Many computer systems and applications that process transactions use two-digit date fields for the year ofa transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "19XX," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Funds' shares may be materially affected. In addition, for the Funds' investments in foreign markets, it ispossible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office tomanage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage orsignificant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs itsintended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is com-


10


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

plete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have amaterial adverse effect on Alliance's financial condition orresults of operations. Alliance, with the assistance of aconsulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million ofcosts related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and its major service providers will not operate as intended and that the systems and applications of third-party suppliers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", assuch statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


11


FINANCIAL HIGHLIGHTS                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                              ENDED
                                            SEPTEMBER 30,                     YEAR ENDED MARCH 31,
                                               1999      ---------------------------------------------------------------
                                            (unaudited)      1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year             $8.52       $13.82       $13.77       $11.96        $9.53       $12.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .58(a)      1.20(a)      1.30(a)      1.21         1.25(a)      1.19(a)
Net realized and unrealized gain (loss)
  on investments and swap contracts              .24        (5.06)        1.70         2.32         2.49        (2.32)
Net increase (decrease) in net asset
  value from operations                          .82        (3.86)        3.00         3.53         3.74        (1.13)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.63)       (1.44)       (1.42)       (1.21)       (1.25)       (1.19)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.51)        (.06)        (.23)
Distributions from net realized gain
  on investments                                  -0-          -0-       (1.53)          -0-          -0-        (.23)
Total dividends and distributions               (.63)       (1.44)       (2.95)       (1.72)       (1.31)       (1.65)
Net asset value, end of period                 $8.71        $8.52       $13.82       $13.77       $11.96        $9.53
Market value, end of period                   $8.875       $9.375       $13.75      $13.375      $12.375      $10.375

TOTAL RETURN
Total investment return based on: (b)
  Market value                                  1.44%      (20.95)%      26.49%       23.11%       33.51%      (10.08)%
  Net asset value                               9.51%      (28.44)%      23.48%       31.15%       40.48%      (10.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $678,153     $651,967   $1,029,791     $991,503     $860,842     $666,567
Ratio of expenses to average net assets         1.28%(c)     1.31%        1.26%        1.29%        1.30%        1.28%
Ratio of net investment income to
  average net assets                           13.22%(c)    11.89%        8.92%        8.92%       10.99%       10.31%
Portfolio turnover rate                          108%         262%         327%         257%         395%         274%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.


12


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, Chairman
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
WAYNE C. TAPPE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY10286

DIVIDEND PAYING AGENT,TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA02110-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government FundII for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


13


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
Summary of General Information

THE FUND
Alliance World Dollar Government Fund II is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt & U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

SHAREHOLDER INFORMATION
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspaper each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the AmericasNew York, New York10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGIISR999